UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 26, 2016

NOVAGEN INGENIUM INC
(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Sunday, August 28, 2016, Novagen Ingenium Inc (the "Registrant") will be holding an information session for its shareholders at 13 Sinclair Street, Arundel, Queensland.  During the event, Dr. Jon N. Leonard, Chairman of the Board, will provide a brief description of the Registrant's forward plans; and Micheal Nugent, CEO, will deliver a presentation on the Novagen Y Engine, along with an update on technical developments.

The information session will be streamed live and available to the public for viewing on the Internet at http://www.youtube.com/channel/UCik2b4HTxVKiv0f1Xwg5Rlw/live.  The live streaming broadcast will begin at 2:30 p.m. AEST.  For viewers in North America, the event will begin at 12:30 a.m. EDT on August 28, 2016 (9:30 p.m. PDT on August 27, 2016).

A copy of the video will be available for viewing on the Registrant's website at www.novageningenium.com.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC.

Date: August 26, 2016	By:	/s/ Micheal Nugent
Micheal Nugent
President & CEO

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